Rex Energy Corporation | 476 Rolling Ridge Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Responsible Development of America’s Energy Resources
Exhibit 99.2
Rex Energy
Corporate Presentation
March 2013

Forward Looking Statements
Except for historical information, statements made in this presentation, including those relating to significant potential opportunities, future earnings, resource potential, cash flow, capital expenditures, production growth, planned number of wells (as well as the timing of rig operations, natural gas processing plant commissioning and operations, fracture stimulation activities and the completion of wells and the expected dates that wells are producing hydrocarbons that are sold) and potential ethane sales pipeline projects are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange
Act of 1934, as amended. These forward-looking statements are indicated by words such as “expected”, “expects”, “assumes”, “anticipates” and similar words.  These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including (without limitation) the following:
• adverse economic conditions in the United States and globally;  the difficult and adverse conditions in the domestic and global capital and credit markets; domestic and global demand for oil and natural gas;  sustained or further declines in the prices the company receives for oil and natural gas; the effects of government regulation, permitting and other legal requirements; the geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities;  uncertainties about the estimates of the company’s oil and natural gas reserves; the company’s ability to increase production and oil and natural gas income through exploration and development; the company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods;  the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; the effects of adverse weather on operations; drilling and operating risks; the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services; the availability of equipment, such as drilling rigs and transportation pipelines; changes in the company’s drilling plans and related budgets; the adequacy of capital resources and liquidity including (without limitation) access to additional borrowing capacity; uncertainties relating to the potential divestiture of the Niobrara assets, including the ability to reach an agreement with a potential purchaser on terms acceptable to the company; and  uncertainties associated with our legal proceedings and the outcome.
The company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on the company’s risks and uncertainties is available in the company's filings with the Securities and Exchange Commission.
The company's internal estimates of reserves may be subject to revision and may be different from estimates by the company's external reservoir engineers at year end.
Although the company believes the expectations and forecasts reflected in these and other forward-looking statements are reasonable, it can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Estimates Used in This Presentation

Hydrocarbon Volumes
The SEC permits publicly-reporting oil and gas companies to disclose “proved reserves” in their filings with the SEC. “Proved reserves” are estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.  SEC rules also permit the disclosure of “probable” and possible” reserves.  Rex Energy discloses proved reserves but does not disclose probable or possible reserves.  We may use certain broader terms such as “resource potential,”  “EUR” (estimated ultimate recovery of resources, defined below) and other descriptions of volumes of potentially recoverable hydrocarbon resources throughout this presentation.  These broader classifications do not constitute “reserves” as defined by the SEC and we do not attempt to distinguish
The company defines EUR as the cumulative oil and gas production expected to be economically recovered from a reservoir or individual well from initial production until the end of its useful life. Our estimates of EURs and resource potential have been prepared internally by our engineers and management without review by independent engineers. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the company.  Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases.  Estimates of resource potential and other figures may change significantly as development of our resource plays provide
Potential Drilling Locations
Our estimates of potential drilling locations are prepared internally by our engineers and management and are based upon a number of assumptions inherent in the estimate process.  Management, with the assistance of engineers and other professionals, as necessary, conducts a topographical analysis of our unproved prospective acreage to identify potential well pad locations using operationally approved designs and considering several factors, which may include but are not limited to access roads, terrain, well azimuths, and well pad sizes.  For our operations in Pennsylvania, we then calculate the number of horizontal well bores for which the company appears to control sufficient acreage to drill the lateral wells from each potential well pad location to arrive at an estimated number of net potential drilling locations.  For our operations in Ohio, we calculate the number of horizontal well bores that may be drilled from the potential well pad and multiply this by the company’s net working interest percentage of the proposed unit to arrive at an estimated number of net potential drilling locations.  In both cases, we then divide the unproved prospective acreage by the number of net potential drilling locations to arrive at an average well spacing. Management uses these estimates to, among other things, evaluate our acreage holdings and to formulate plans for drilling. Any number of factors could cause the number of wells we actually drill to vary significantly from these estimates, including: the availability of capital, drilling and production costs, commodity
Potential ASP Units
Our estimates of potential target areas, which we sometimes refer to as “units,” for which we may use an Alkali-Surfactant-Polymer (“ASP”) flood as a method of tertiary recovery have been prepared internally by our engineers and management.These estimates are based on our evaluation of the sand bodies underlying certain of our properties in the
Illinois Basin. We have identified certain characteristics which we believe are desirable for potential ASP projects, including sand bodies with no less than 60 acres of areal extent and net reservoir thickness no less than 15 feet. We have subdivided the sand bodies to determine potential ASP target areas, which have been modeled such that no individual target area or unit would exceed 500 acres. We include these estimates to demonstrate what we believe to be the future potential for ASP tertiary recovery for the company. These estimates are highly speculative in nature and ultimate recoveries will depend on a number of factors, including the ASP technology utilized, the characteristics of the sand bodies and the reservoirs, geological conditions encountered, our decisions regarding capital, and the impact of future oil prices.
these classifications from probable or possible reserves as defined by SEC guidelines.
additional data and therefore actual quantities that may ultimately be recovered will likely differ from these estimates.
prices, availability of drilling services and equipment, lease expirations, regulatory approvals and other factors.

Developing Liquids-Rich Asset Base

Focused on developing our liquids-rich acreage in the Appalachian and Illinois Basins
Warrior Prospects
Net Acres ~20,000
Warren / Mercer Counties
Net Acres 10,700
Westmoreland / Clearfield / Centre
Net Acres 21,300
Butler Operated Area
Net Acres 48,400
Illinois Basin
Net Acres 27,000
•
Appalachian Basin: Targeting wet gas windows in the Pennsylvania Marcellus and Ohio Utica Shales
•
Illinois Basin: Conventional infill and enhanced oil recovery activity; 100% oil production

Rex Overview

Maximizing Resource Potential
•
Large resource base with ~ 850 potential drilling locations focused in the Appalachian and Illinois Basins with an estimated 5.0 Tcfe of net resource potential (assuming full ethane recovery)
•
2013 capital expenditures targeting liquids-rich locations in the Marcellus Shale, Utica Shale and Illinois Basin
Operational and Technical Experience Being Applied in Core Areas
•
Enhancing recoveries and returns with “Super Frac” well design in Butler Operated Area and Warrior Prospects
•
Indentified conventional infill and enhanced oil recovery opportunities in the Illinois Basin
Reducing Operating Costs
•
Partnering with established midstream partners (MarkWest, Dominion, BP) in Appalachia to develop midstream infrastructure and transportation
•
Becoming increasingly efficient in drilling and completion techniques across contiguous acreage positions
Strong Balance Sheet
•
Entered 2013 with ~$284 million of liquidity
Active Hedging Program
•
For 2013, approximately 91% of natural gas hedged with $4.30 floor; 87% of 2013 oil production hedged with
$88.27 floor; 60% of propane hedged at $1.01 per gallon ($42.42 / bbls), 89% of C5+ at $2.11 per gallon ($88.62 /
bbls), 65% of isobutane hedged at $1.66 per gallon ( $69.72 / bbls) and 41% of butane hedged at $1.58 per gallon
($66.36 / bbls).

2012 Proved Reserves
Proved Reserves Growth 2012 PDP – PUD Reserves
Year
Proved Reserves
(Bcfe)
PV-10
(Millions)
% Proved
Developed
Oil Price
Assumption
1
Natural Gas Price
Assumption
1
NGL Price
Assumption
1
2012 618.1 $ 500.5 42% $ 90.92 $ 2.94 $ 32.91
2011 366.2 $ 539.6 47% $ 92.45 $ 4.54 $ 46.34
2010
201.7 $ 269.4 42% $ 76.03 $ 4.57 $ 31.71
2009
125.2 $ 190.5 54% $ 57.73 $ 3.81 $ 30.27
2008 65.9 $   84.0 62% $ 40.50 $ 6.27 $ 19.95

• Ratio of 1.08 PUD to 1 PDP net wells in the Appalachian Basin
1. Commodity prices used were based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for 2011.

Liquids-Rich Non-Proven Resource Potential
1

Assumptions
Butler Operated
Area: Marcellus
Butler Operated
Area: Upper
Devonian
Warrior
Prospects:
Liquids-Rich
Utica
Total
Unproved Prospective Acreage
2
~39,900 ~45,900 ~19,300
3
~105,100
2
Gross / Net Identified Potential Drilling
Locations
4
291 / 204 372 / 260 140 / 91 800 / 555
EUR assuming Full Ethane Recovery
~ 9.7 Bcfe 9.3 Bcfe 6.0 Bcfe N/A
% Liquids assuming Full Ethane Recovery
40% 40% 52% ~43%
Non-proven Net Resource Potential assuming
Full Ethane Recovery
5
1.7 Tcfe 2.1 Tcfe 0.5 Tcfe 4.3 Tcfe
We have identified approximately 850 gross potential proved and non-proven drilling locations in our liquids-
rich Appalachian Basin properties
1. See note on Hydrocarbon Volumes on page 3
2. Based on gross acreage position excluding acreage from proved developed and undeveloped reserves
3. Warrior South Prospect is subject to terms and conditions of farm-in agreement
4. See note on Potential Drilling Locations on page 3
5. Net resource potential after royalties and non-operated interests
•
Additional oil resource potential through our Illinois Basin ASP development and conventional infill / recompletion program

2013 Capital Budget

2013 Capital Program Breakdown
Activity
Budget
($ in millions)
Drilling & Completion and Water
Services
$204-224
Tertiary Recovery Projects 12
Facilities, Equipment & HS&E 14
Total 2013 Capital Budget
$230-250
Appalachia Drilling Program
1
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2013E 30 38 39 18
1. Well information in gross
2013 Drilling & Exploration Budget By Region
•
We are budgeting $230-250 million of operating capex for 2013
•
$204-224 million drilling and exploration
•
$183-200 million Appalachia (90%)
•
~$107 million in Butler Operated Area
•
~$85 million in Ohio Utica
•
$21-24 million Illinois (10%)
• We are running 2 rigs in Appalachia and intend to drill 30 wells
•
34%-40% production growth
•
55% growth in oil/condensate production
•
70% growth in liquids

Consistent Production Growth

56% CAGR; 2012 exit rate production ~ 30% liquids
56% CAGR; 2012 exit rate production ~ 30% liquids
1
st
Sarsen plant starts
in Butler County
Additional field
compression
MarkWest
Bluestone Plant

High Quality Midstream Providers

•
Over 1 Bcf/d of planned processing capacity currently under construction in the region
•
Over 1 Bcf/d of planned processing capacity currently under construction in the region
MWE – Cadiz
Processing Complex:
125 MMcf/d
MWE – Seneca
Processing Complex:
200 MMcf/d
REXX Warrior
South Acreage
Dominion –
Hastings Plant: 180
MMcf/d
Dominion –
Natrium Plant:
200 MMcf/d;
36,000 b/d
fraction capacity
REXX Butler
Operated Acreage
MWE – Sarsen &
Bluestone Processing
Complex: 90-190 MMcf/d
MWE – Houston
Processing &
Fractionation Complex
EPD ATEX Express
Pipeline
REXX Carroll
County Acreage
Mariner East
Pipeline
Mariner West
Pipeline
Dominion East
Ohio  Pipeline
Currently in Service
Under Construction
Source: Publicly available press releases or presentations
MarkWest Y-Grade
Pipeline

87%
2013 Hedging Summary
1
1. Percentage hedged based on mid-point of 1Q guidance with standard decline; hedging position as of 2/22/2013
2. Includes 60,000 bbls with short put options at $65.00
3. Includes 2.5 Bcf with short put options at $3.35 and 2.6 Bcf with $5.00 floors
4. Assumes an NGL basket consisting of 20% C5+, 7% Isobutane, 7% Butane and 57% Propane
11
60% of Total NGL Volumes Hedged
65%
4
41%
4
$1.66
$1.58
~ 38% of all NGL components
hedged at $55.95/Bbl
$78.75 X
$103.25
$88.27 X
$96.43
$4.51 X
$5.34
$4.30 X
$4.51
$5.00
$1.58
$93.02
$3.93
91% 89%
4
60%
4
$1.01
$2.11
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil (/bbl)
2
Gas (/mcf)
3
C5+ (/gal) lsobutane Butane Propane (/gal)
Puts Collars Swaps

Butler Operated Area Highlights

1. Assumes full ethane recovery unless otherwise noted
2. Includes 1 Utica Shale well in Butler County
2013 Butler County Drilling Program Well Counts
2
Wells Drilled Fracture Stimulated Placed in Service
Awaiting
Completion
19 22 21 15
Completed Pads
Pads Awaiting Completion
5-Day Sales Rate (Average Per Well)
1
Well Name
Target
Formation
Lateral
Length
Total
(Mcfe/d) % Liquids
Total – Ethane
Rejection (Mcfe/d)
Plesniak 3H, 9H Marcellus 3,600’ 4,922 54% 3,496
Pallack 1H, 3H Marcellus 3,600’ 4,385 54% 3,070
Voll 3H, 4H Marcellus 3,713’ 5,189 48% 3,810
Meyer 2H Marcellus 4,184’ 6,929 49% 4,922
Drushel 6HD
Upper
Devonian
4,072’ 7,302 49% 5,206
30-Day Sales Rate (Average Per Well)
1
Well Name
Target
Formation
Lateral
Length Total (Mcfe/d) % Liquids
Total –
Ethane
Rejection
(Mcfe/d)
Plesniak 3H, 9H Marcellus 3,600’ 4,650 54% 3,301
Pallack 1H, 3H Marcellus 3,600’ 3,782 54% 2,647
Voll 3H, 4H Marcellus 3,713’ 4,822 48% 3,538
Voll Pad (3H, 4H)
Stebbins 2H
Drushel
6HD
Meyer 2H
Plesniak Pad (3H,
9H)
Pallack Pad (1H,
3H)
Burgh 2HD Grubbs 2H
Wack
9H
Butler Operated Area
Perry 1HD
Gilliland 11HB
Upper Devonian Burkett Well

Super-Rich Wet Gas Upside
Assumptions:
$3.75 HH, $90.00 WTI, 50% WTI for NGLS.
1,250 BTU: 1.55 GPM
1,300 BTU: 2.44 GPM
7 Bbls of condensate produced per 3,000 Mcf
13
$6.49
$0.21
$2.90
$3.38
$5.23
$1.85
$3.38
1,300 BTU 1,250 BTU
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Gas NGLs Condensate

•
Improving well designs are resulting in increased EURs
1
and returns on capital
Evolution of Butler Marcellus Development
14
Completion Conventional Frac Conventional Frac Super-frac
4
Super-frac
4
Gross Average 30 Day
Wellhead IP (Mcf/d)
2,070 2,235 3,142 3,142
First Year Decline 66% 66% 37% 37%
Lateral Length
3,500’ 3,500’ 4,000’ 4,000’
Stages 12 12 27 27
Cost ~ $4.7mm ~ $5.3mm ~ $6.5mm ~ $6.5mm
Year-End 2010
(12/31/10 Reserve Report)
Year-End 2011
(12/31/11 Reserve Report)
Current
4.0 Bcfe EUR 4.0 Bcfe EUR ~ 7.0 Bcfe EUR
2
~ 7.0 Bcfe EUR
2
~ 9.7 Bcfe EUR
2,3
~ 9.7 Bcfe EUR
2,3
5.3 Bcfe EUR 5.3 Bcfe EUR
Pro Forma Projected 2014
Improving Well Design Improving Well Design
Ethane Uplift and
Transportation
Efficiencies
Ethane Uplift and
Transportation
Efficiencies
1. See note on Hydrocarbon Volumes on page 3
2. NSAI reserve report as of 12/31/12
3. Estimated impact to 7.0 Bcfe EUR well after giving effect to 2014 ethane and transportation arrangements
4. “Super-frac” refers to the company’s reduced cluster spacing completion design

Butler County Marcellus Economics
Butler County Marcellus Economics

Butler Area (Operated) Assumptions
• Super-frac completion method yields attractive
IRRs in current price environment
• ~ 7 Bcfe EUR
1
without Ethane
• ~ 9.7 Bcfe EUR
1,2
with Ethane
• NGL yield improves from 37 barrels per MMcf
(inlet) to 111 barrels per MMcf (inlet)
• Extension of MarkWest Y-grade pipeline
expected to be reduce marketing and
transportation costs by $0.15 - $0.25 per
gallon in Q1 2014
Butler County Wet Gas Type Curve
Before Tax IRR
• Enhanced IRRs with full Ethane Recovery,
expected in 2014
1.
See note on “Hydrocarbon Volumes” on page 3
2.
Estimated impact of 7.0 Bcfe EUR well after effect of 2014 ethane and transportation agreements
3.
Assumption used for “Current Ethane Recovery” projections of 1.55 gallons per Mcf
4.
Assumption used for “Full Ethane Recovery” projections of 4.67 gallons per Mcf
5.
Curve reflects natural gas equivalent pricing for ethane
IRR at Current
Strip Prices

Ohio Utica – Warrior North Prospect

1. Assumes full ethane recovery
•
16,100 gross / 15,900 net acres in Carroll County, OH
•
First well, Brace #1H, into sales in 3Q12
•
1,094 boe/d 24-hour sales rate; 1,008 boe/d 5-day sales rate;
30-day sales rate 731 boe/d; 60-day sales rate 597 boe/d; 90-
day sales rate 515 boe/d
•
Micro-seismic confirms “Super Frac” completion going forward
•
Drilled two wells on G. Graham pad; currently being completed
Warrior North Drilling Program
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2013E 6 4 4 3
CHK Mangun 22-15-5 8H:
1.5 Mboe/d
CHK  Neider 10-14-5 3H:
1.6 Mboe/d – Peak Rate
CHK  Shaw 20-14-5H:
1.4 Mboe/d
CHK  Burgett #7-15-6-8H:
1.2 Mboe/d
CHK  Buell 10-11-5 8H:
3.0 Mboe/d – Located 10
miles south in Harrison
County
REXX Brace 1H
CHK  White 17-13-5 8H:
1.4 Mboe/d
CHK Houyouse 15-13-5 8H:
1.7 Mboe/d
EVEP  Cairns  5H: 1.7
Mboe/d
CHK Coniglio 6H:
1.1 Mboe/d
Warrior North Prospect
Completed Wells
Potential Pad Location
Brace #1H Results (Boe/d)
Natural
Gas
Condensate NGLs Total %
Liquids
Total
(Ethane
Rejection)
5-day sales
rate
306 273 429 1,008 70% 839
30-day sales
rate
221 202 308 731 70% 610
90-day sales
rate
163 127 226 515 68% 424
REXX  G. Graham 1H,
2H
CHK Walters 30-12-5 8H:
1.1 Mboe/d
1

Ohio Utica – Warrior South Prospect
• ~6,700 gross / ~4,100 net acres in Guernsey, Noble and
Belmont Counties, OH
• Joint Development Agreement with MFC Drilling and
ABARTA Oil & Gas Co.
• Drilled and completed three wells; currently shut-in
• Expect wells to be placed into sales on June 1, 2013
• ~45 potential gross drilling locations
2
• Actively leasing in the area
17
Warrior South Drilling Program
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2013E 5 5 8 0
Warrior South Prospect
REXX – Completed
Three Well Pad
Guernsey#1H
Noble#1H
Guernsey #2H
Antero Miley 5-H
Proposed MWE
Liquids Line
GPOR – Groh 1-12H:
Rate of 1.9 Mboe/d;
80% Liquids
GPOR – Wagner 1-
28H: Test Rate of 4.7
Mboe/d; 50% Liquids
GPOR – Shugert 1-1H:
Test Rate of 4.9 Mboe/d;
44% Liquids
GPOR – BK Stephens
1-16H:  Rate of 3.0
Mboe/d; 66% Liquids
Completed Pads
Potential Pad Location
1. Assumes full ethane recovery
2. See note on Potential Drilling Locations on page 3
GPOR – Shugert 1-12H:
Test Rate of 7.5 Mboe/d;
43% Liquids
GPOR – Ryser 1-25H:
Rate of 2.9 Mboe/d;
73% Liquids
Well Lateral Length MBoe/d Liquids %
Guernsey 2H 3,640’ 3,111 57%
Guernsey 1H 3,587’ 2,968 57%
Noble 1H 3,378’ 2,938 55%
GPOR – Stutzman 1-14H:
Test Rate of 4.1 Mboe/d;
23% Liquids
GPOR – Clay 1-4H:
Rate of 2.2 Mboe/d;
68% Liquids
1

Warrior South Industry Results Comparison

> 65% Liquids
Company Well Name
Lateral
(feet) BTU Shrink %
Gas
(Mcf/d)
Oil
(Bbls/d)
NGL
(Bbls/d)
Boe/d (Full Ethane
Recovery) % Liquids
Boe/d assuming
3,500’ Lateral*
GPOR Groh 1-12H 5,414 1,247 18% 2,296 1,186 367 1,935 80% 1,251
PDCE
Onega Commissioners
14-25H
3,950 1,254 20% ~1,891 ~841 ~345 1,501 79% 1,330
GPOR Boy Scout 5-33H 6,029 1,259 22% 2,262 902 383 1,662 77% 965
PDCE Detweiler 42-3H 3,868 1,263 21% ~3,059 ~999 ~530 2,039 75% 1,845
GPOR Boy Scout 1-33H 7,974 1,310 25% 5,325 1,560 1,008 3,456 74% 1,517
GPOR Ryser 1-25H 8,291 1,160 21% 4,661 1,488 649 2,914 73% 1,230
GPOR Clay 1-14H  7,372 1,258 27% 4,307 747 761 2,226 68% 1,057
GPOR BK Stephens 1-16H 5,276 1,207 11% 6,141 1,224 759 3,007 66% 1,994
Average 6,022 1,245 21% 3,743 1,118 600 2,342 74% 1,399
50% - 65% Liquids
REXX Guernsey 2H 3,640 1,207 20% 8,082 564 1,200 3,111 57% 2,991
REXX Guernsey 1H 3,587 1,216 20% 7,603 549 1,152 2,968 57% 2,896
REXX Noble 1H 3,378 1,216 20% 8,004 392 1,212 2,938 55% 3,044
Average 3,535 1,213 20% 7,896 502 1,188 3,006 56% 2,977
< 50% Liquids
GPOR Wagner 1-28H 8,143 1,214 18% 14,022 432 1,881 4,650 50% 1,999
GPOR Shugert 1-1H 5,758 1,204 17% 16,600 144 2,002 4,913 44% 2,986
GPOR Shugert 1-12H 8,197 1,204 10% 25,650 300 2,907 7,482 43% 3,195
GPOR Stutzman 1-14H 8,634 1,078 11% 18,690 0 945 4,060 23% 1,646
Average 7,683 1,175 14% 18,741 219 1,934 5,276 40% 2,456
Source: Publicly available press releases announcing well test results *Internal calculation based upon lateral lengths shown in table

Illinois Basin Overview

• Rex Energy has identified multiple zones with
conventional recompletion opportunities
• 28,900 gross / 27,000 net acres
• Exceeded previously announced estimate of
400 gross BOPD of incremental oil
production
• Combined daily peak rate of 849 gross
BOPD
• Provide attractive rates of return in current
price environment
• In process of delineating acreage and
multiple pay zones
• 2013 expected activity of:
Gibson and Posey Counties
Lawrence Field
• Currently drilling first horizontal test well
• Drill 28 wells
Illinois Basin
Net Acres 27,000

Lawrence Field
•
Peak production was seen at 100+ BOPD
•
Current proved reserves booking of 13% of pore volume continues to be confirmed
•
ASP injection commenced in June 2012
•
Initial project response expected in mid-year 2013
•
Expected peak response at year-end 2013
•
Core studies and geologic mapping complete
•
Drilling of additional pattern wells complete
•
Injection line tie-in complete
•
On track to begin ASP injection in 4Q-2013
•
Added 758 net MBO of proved reserves in 2012
Middagh Pilot
15 Acres
Perkins-Smith
58 Acres
Delta Unit
Lawrence Field ASP
•
Perkins-Smith Unit Pilot Expansion
•
Delta Unit Full Scale Commercial Expansion
•
Middagh Pilot
•
Oil cuts in the Pilot increased from 1.0% to ~12.0% in total unit, with individual wells experiencing oil cuts above 20%

Responsible Development of America’s Energy Resources Appendix

First Quarter and Full Year 2013 Guidance
First Quarter
2013
Full Year
2013
Average Daily Production 71.5 – 73.5 MMcfe/d 90.5 – 94.5 Mmcfe/d
Lease Operating Expense $13.0 – $14.5 million $58.0 – $62.0 million
Cash G&A $5.8 – $6.8 million $26.0 – $29.0 million
Capital Expenditures N/A $230.0 - $250.0 million

Reservoir 3
~ 60’ thick
(4,700’ to 5,500’ deep)
Reservoir 4
200’ thick
(4,500’ to 5,800’ deep)
Reservoir 2
150’ thick
(4,900’ to 5,700’ deep)
Reservoir 1
285’ thick
(9,000’ to 11,000’ deep)
23
Butler Operated Area Stacked Pays
Stratigraphic Column 2012 2013
Rhinestreet Shale
Burkett Shale
Marcellus Shale
Utica Shale
•
Frac one legacy vertical well to test gas quality and
liquids potential
•
No planned drilling in 2013 given Marcellus / Burkett
development
•
Drilled 4 locations
•
Completed first test well (Gilliland #11HB)
•
Tests indicate 16% increase in liquids production vs.
Marcellus
•
~ 350 identified locations in Marcellus
•
Drilled 17 wells; completed 19 wells
•
Continued improvement in drilling/completion
techniques
•
Drilling efforts focused in this zone given economics
and ability to also hold shallow acreage
•
18 wells planned to drill; 17 wells planned for
completion
•
Completed first Utica well (Cheesman 1H) that went
into sales in Q1 2012 at 9.2 MMcfe/d
•
Drilled second Utica well (Hufnagel #1H) in July 2012
•
Complete Hufnagel  #1H in 1H 2013
•
Plan to drill 1 location
•
Plan to complete 4 locations
•
Recent Drushel 6-HD produced into sales at a 5-day
rate of 7.3MMcfe/d (assuming full ethane recovery)
•
2 completions will test Super Rich portion of acreage

Marcellus “Super Frac”
Marcellus “Super Frac”
Completion Optimization
Completion Optimization
Process
Process
Drushel 3H (150 ft design) “Super Frac”:
•
Job Performed: Apr. 2011; On Prod: 680  Days
•
Lateral Length: 3,000’ ; 21 Stages
Behm 1H (150 ft design) “Super Frac”:
•
Job Performed: Jun. 2011; On Prod: 540 Days
•
Lateral Length: 3,900’; 26 Stages
Carson 3H (150 ft design) “Super Frac”:
•
Job Performed: Mar. 2012; On Prod: ~250 days
•
Lateral Length: 3,900’; 26 Stages
Carson 1H (225 ft design) “Super Frac”:
•
Job Performed: Mar. 2012; On Prod: ~250 days
•
Lateral Length: 4,500’; 20 Stages
Pallack 1H & 3H (150 ft design) “Super Frac”:
•
Job Performed: Aug. 2012; On Prod: ~160 days
•
Lateral Length: 3,600’; 24 Stages
Plesniak  3H & 9H (150 ft design) “Super Frac”:
•
Job Performed: Sept. 2012; On Prod: ~80 &135 days
•
Lateral Length: 3,600’; 24 Stages
Voll  3H & 4H (225 ft design) “Super Frac”:
•
Job Performed: Oct.. 2012; On Prod: ~70 days
•
Lateral Length: 3H-3,400’; 15 Stages
•
Lateral Length: 4H-4,000’ ; 18 Stages
Meyer 2H (150 ft design) “Super Frac”:
•
Job Performed: Jan. 2013; On Prod: ~15 days
•
Lateral Length: 4,000’; 27 Stages
Lateral Spacing: 450 - 600 feet apart
Type curve validates lower initial first year decline rate
Lateral Spacing: 950 feet apart
225’ stage spacing versus 150’ stage spacing
Lateral Spacing: 900 feet apart
150’ stage spacing
Restricted choke production test flowback
Lateral Spacing: No interference 150’ stage spacing
Plesniak #3H: No Shut-In : Restricted choke
Plesniak #9H: Extended Shut-in : Restricted Choke
No Interference
150’ stage spacing
Extended Shut-in : Restricted Choke
Lateral Spacing: 650 feet apart
225’ stage spacing versus 150’ stage spacing
Extended Shut-In: Restricted Choke
Preliminary results from varying extended shut-ins and restricted chokes yield a 25-35% increase in early pressure profile. Next 6-9 months of production history will help determine optimal stage size and lateral spacing.

Butler Area Utica Shale Resource Potential
1

Butler Operated Area: Utica Shale – Dry Gas
~46,100
Net Potential Well Locations
3
108
EUR
4
4.5 Bcfe
Royalty Burdens
18%
Resource Potential
1
398.5 Bcfe
Rex Energy Cheeseman #1H –
5.3 MMcf/d Dry Gas
30-Day Test Rate; 4.1 MMcf/d Dry
Gas 60-day Test Rate; 3.7 MMcf/d
Dry Gas 120-day Test Rate
Hufnagel well
1. See notes on “Forward Looking Statements” and “Hydrocarbon Volumes” on pages 2&3
2. Based on net acreage position excluding acreage from proved developed and undeveloped reserves that the company believes to be prospective for Utica Shale development.  Actual future development of this acreage may vary.  See notes on “Forward Looking Statements” and “Hydrocarbon Volumes” on pages 2&3.
3. See note on “Potential Drilling Locations” on page 3; drilling assumptions based on what the company believes can be drilled economically under the current commodity price environment
4. Current EUR assumption based on internal estimates using a 4.3 MMcf/d 30-day estimated average production rate; see notes on “Forward Looking Statements” and “Hydrocarbon Volumes” on
pages 2&3
Unproved Prospective Acreage
2

Marcellus Non-Operated Overview
• Sizeable acreage position with 44,800 gross / 17,200
net acres
1
in Westmoreland, Clearfield and Centre
Counties, PA
• Clearfield-Centre Counties: 12,200 gross acre
block: 6,500 HBP, 5,700 no expiry for next five
years
• Executed JV with WPX Energy on this position in 2009
• WPX operates both areas
• September 2012 Avg. Net Daily Production of ~21
MMcf/d from 42 producing wells
• 5 wells drilled in 2012
• Plan to complete 7 wells currently awaiting completion
26
Marcellus Non-Operated Drilling Program ³
Year Wells Drilled
Fracture
Stimulated
Placed in
Service
Awaiting
Completion
2013E 0 7 7 0
Marcellus Non-Operated
Westmoreland
County Non-
Operated Area
Clearfield-Centre
County Non-
Operated Area
1. Includes non-operated area acreage only
2. See note on Hydrocarbon Volumes on page 3
3. Well information in gross
• Westmoreland County: ~6 Bcf EUR
2
; attractive
economics at     $4.00 / MMcfe (20+% IRRs )

Non-Operated Midstream and Infrastructure
Westmoreland County, PA
•
17.0 gross MMcf/d capacity through Ecker Station tap
into Dominion line
•
35.0 gross MMcf/d capacity through high pressure
delivery system into Peoples line
•
29.0 gross MMcf/d capacity through Salem Beagle
Club station into Equitable gas line
•
81.0 gross MMcf/d total capacity in Westmoreland, PA
Clearfield and Centre Counties, PA
•
7.0 gross MMcf/d firm capacity with interruptible
takeaway into Columbia gas line
27
Columbia
Dominion
Equitrans
REX Leasehold
Areas
Westmoreland County
Non-Operated Area
Clearfield – Centre County
Non-Operated Area

Westmoreland County Marcellus Economics

Westmoreland County (Non-Operated)
Assumptions
•
Well costs of ~$5.8 million per well
•
Lateral length of 3,500 ft.
•
EUR of ~6.0 Bcf per well
•
Seven wells in Westmoreland County on the Marco
#1 and National Metals #1 pad producing above
the current type curve
•
200-day cumulative average rate
50% above 4.2 Bcf type curve
•
This represents a potential EUR
of ~6.0 Bcf per well
•
Reduced cluster spacing (RCS) tests
performed on National Metals wells
•
EURs on last 12 wells completed all
exceeding a 6.0 BCFE type curve
Westmoreland County Dry Gas Type Curve
Before Tax IRR
IRR at Current
Strip Prices
Production Month

Liquids Production Ratios

1.64 Gallons per
Wellhead Mcf
4.5 Gallons per
Wellhead Mcf
Liquids Sales Ratio With Full Ethane Sales Current Liquids Sales Ratio
Natural
Gasoline
18%
Butane
15%
Propane
50%
Ethane
10%
Iso-
Butane
7%
Natural
Gasoline
7%
Iso-Butane
3%
Butane
5%
Ethane
67%
Propane
18%

Current Hedging Summary

1. Hedging position as of 2/22/2013
Crude Oil
(1)
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Swap Contracts
120,000 120,000 120,000 120,000 -- -- -- --
Volume Hedged
$ 93.02 $ 93.02 $ 93.02 $ 93.02 -- -- -- --
Price
Collar Contracts
Volume Hedged
45,000 45,000 45,000 45,000 15,000 15,000 15,000 15,000
Ceiling
$ 104.33 $ 104.33 $ 104.33 $ 104.33 $ 97.65 $ 97.65 $ 97.65 $ 97.65
Floor
$ 76.67 $ 76.67 $ 76.67 $ 76.67 $ 90.00 $ 90.00 $ 90.00 $ 90.00
Three-Way
Collars
Volume Hedged 15,000 15,000 15,000 15,000 90,000 90,000 90,000 90,000
Ceiling
$ 100.00 $ 100.00 $ 100.00 $ 100.00 $ 104.27 $ 104.27 $ 104.27 $ 104.27
Floor
$ 85.00 $ 85.00 $ 85.00 $ 85.00 $ 80.00 $ 80.00 $ 80.00 $ 80.00
Short Put
$ 65.00 $ 65.00 $ 65.00 $ 65.00 $ 65.00 $ 65.00 $ 65.00 $ 65.00
Put Spread
Contracts
Volume Hedged
-- -- -- -- 42,000 42,000 42,000 42,000
Floor -- -- -- -- $ 90.00 $ 90.00 $ 90.00 $ 90.00
Short Put
-- -- -- -- $ 75.00 $ 75.00 $ 75.00 $ 75.00

Current Hedging Summary (Cont’d)

Natural Gas Hedges
(1)
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Swap Contracts
(2)
Volume 2,010,000 2,130,000 2,130,000 2,130,000 810,000 810,000 810,000 810,000
Price $ 3.91 $ 3.93 $ 3.93 $ 3.93 $ 3.83 $ 3.87 $ 3.87 $ 3.87
Collar Contracts
Volume 840,000 840,000 840,000 840,000 450,000 450,000 450,000 450,000
Ceiling $ 5.68 $ 5.68 $ 5.68 $ 5.68 $ 4.43 $ 4.43 $ 4.43 $ 4.43
Floor $ 4.77 $ 4.77 $ 4.77 $ 4.77 $ 3.51 $ 3.51 $ 3.51 $ 3.51
Put Contracts
Volume
660,000 660,000 660,000 660,000 -- -- -- --
Floor $ 5.00 $ 5.00 $ 5.00 $ 5.00 -- -- -- --
Call Contracts
Volume -- -- -- -- 450,000 450,000 450,000 450,000
Ceiling -- -- -- -- $ 5.00 $ 5.00 $ 5.00 $ 5.00
Three Way Collars
Volume 630,000 630,000 630,000 630,000 1,200,000 1,200,000 1,200,000 1,200,000
Ceiling $ 4.88 $ 4.88 $ 4.88 $ 4.88 $ 4.68 $ 4.68 $ 4.68 $ 4.68
Floor $ 4.17 $ 4.17 $ 4.17 $ 4.17 $ 3.91 $ 3.91 $ 3.91 $ 3.91
Short Put $ 3.35 $ 3.35 $ 3.35 $ 3.35 $ 2.91 $ 2.91 $ 2.91 $ 2.91
1. Hedging position as of 2/22/2013
2. Swap contract volumes and average prices include swaption hedges

Current Hedging Summary (Cont’d)

Natural Gas Liquids
(1)(2)
1Q13 2Q13 3Q13 4Q13
Swap Contracts
Propane
Volume Hedged (Bbls) 33,000 33,000 33,000 33,000
Price per Barrel
$ 42.42 $ 42.42 $ 42.42 $ 42.42
Price per Gallon
$ 1.01 $ 1.01 $ 1.01 $ 1.01
Butane
Volume Hedged (Bbls)
4,000 6,000 6,000 6,000
Price per Barrel $ 66.36 $ 66.36 $ 66.36 $ 66.36
Price per Gallon
$ 1.58 $ 1.58 $ 1.58 $ 1.58
Isobutane
Volume Hedged (Bbls)
3,000 6,000 6,000 6,000
Price per Barrel
$ 70.14 $ 69.72 $ 69.72 $ 69.72
Price per Gallon $ 1.67 $ 1.66 $ 1.66 $ 1.66
C5+
Volume Hedged (Bbls)
16,000 21,000 21,000 21,000
Price Per Barrel
$ 88.20 $ 88.62 $ 88.62 $ 88.62
Price per Gallon
$ 2.10 $ 2.11 $ 2.11 $ 2.11
1. Hedging position as of 2/22/2013
2. NGL hedges are indexed to Mt. Belvieu indexes for each respective component